Schedule of One Percentage-Point Change In Assumed Health Care Cost Trend Rate (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Compensation And Retirement Disclosure [Abstract]
Total service and interest cost components, Increase	$ 55
Postretirement benefit obligation, Increase	1,312
Total service and interest cost components, Decrease	(51)
Postretirement benefit obligation, Decrease	$ (1,133)